Exhibit 10.41

                    INDEPENDENT CONTRACTOR SERVICE AGREEMENT

This Agreement, made as of this ____ day of, ________________ 199_, by and between / / Chemical Leaman Tank Lines, Inc. / / Leaman Dedicated, Inc. (hereinafter called "CARRIER") and _____________ of ___________________________,
Federal I.D. or Social Security No.________, (hereinafter called "CONTRACTOR").

RELATIONSHIP OF THE PARTIES

     CARRIER is engaged in the business of transporting, as a for-hire motor carrier, various commodities, including hazardous materials in bulk, in tank vehicles, in interstate and intrastate commerce pursuant to operating authorities issued by the Interstate Commerce Commission and various state regulatory agencies. CONTRACTOR is also engaged in the business of transporting such commodities, as an independent contractor for-hire carriers and has advised CARRIER of its desire to provide transportation services as described herein. CONTRACTOR's obligation under this Agreement is to furnish to CARRIER a complete transportation service, including, as may be necessary, and subject to the terms hereof, loading and unloading of equipment at origin and destination, by a manner and means and over routes selected by CONTRACTOR with respect to all trips selected by CONTRACTOR. This Agreement does not obligate CONTRACTOR to accept for transportation every or any trip offered by CARRIER to CONTRACTOR. In the event CONTRACTOR accepts for transportation and other necessary services a trip offered by CARRIER, CONTRACTOR agrees to transport and deliver such property in strict conformity with any terms and conditions of any agreement which may have been entered into by CARRIER with the customer of CARRIER for which CONTRACTOR is performing the transportation service. In performing services under this Agreement, CONTRACTOR, except as otherwise required herein or by applicable law and regulation, shall direct the operation of equipment in all respects and shall determine the method, means and manner of performance of this Agreement, including, but not limited to, such matters as choice of routes, points of service of equipment and rest stops. Inasmuch as CARRIER is regulated by the Interstate Commerce Commission, and as and to the extent required by 49 C.F.R. ss. 1057. 12(c), CONTRACTOR shall surrender possession and use of the equipment to CARRIER during the term of this Agreement, but only during the time the equipment is, in fact, operated in the service of CARRIER. For all other purposes, CONTRACTOR will remain in exclusive possession and control of the equipment, and may trip lease the equipment described in Schedule A or otherwise use such Equipment, provided as long as the identification of CARRIER is removed and CONTRACTOR is lawfully operating under any required authority independent of CARRIER's authority.

     It is further understood that neither the CONTRACTOR nor any drivers, helpers or other persons employed by CONTRACTOR are employees of CARRIER. Accordingly, CONTRACTOR agrees that it will at all times during the duration of this Agreement comply with all laws of the United States and any state in or through which it may be operating under this Agreement, as well as all regulations and rules promulgated thereunder, with respect to worker's compensation or other insurance requirements for the benefit and protection of its employees; and will maintain health, occupational accident, disability, and other insurance required from time to time by CARRIER as set forth in Schedule B as amended from time to time by the CARRIER, and will provide evidence of such insurance upon demand of the CARRIER. CONTRACTOR further understands that it is fully and solely responsible for the payment, and withholding and payment, of any and all taxes levied and assessed under any federal or state laws providing for the withholding of taxes on income and for unemployment, old age, social security and any other such taxes with respect to itself and all persons employed by it in the performance of this Agreement. To assure CONTRACTOR's compliance with this paragraph, CONTRACTOR agrees to provide the CARRIER, immediately on CARRIER's request, proof that any or all parts or elements of this paragraph are being complied with by CONTRACTOR including, but not limited to, proof of payment of such taxes and obligations. CONTRACTOR shall be accountable for the delivery to CARRIER of all sums of cash, checks and merchandise which CONTRACTOR receives pursuant to C.O.D. deliveries or otherwise, such sums to be immediately delivered to CARRIER in the form received by CONTRACTOR.

EQUIPMENT

     CONTRACTOR warrants that it holds title to or otherwise has the right to use the commercial vehicle equipment and all accessorial parts described in Schedule A attached hereto and made a part hereof, and that such commercial motor vehicle equipment is that which will be used by CONTRACTOR in the performance of its service under this Agreement. It is mutually understood and agreed that Schedule A may be amended from time to time to include, delete or substitute motor vehicle equipment without invalidating, this Agreement and without the necessity of executing a new agreement. The motor vehicles and related equipment set forth from time to time in Schedule A hereto shall be referred to as the "Equipment".

RECEIPTS

     Receipts, specifically identifying the Equipment to be used by CONTRACTOR under the terms of this Agreement stating the date and time such Equipment is placed in service of CARRIER, and the date and time such Equipment is removed from such service, shall be given as follows:

     (a) At commencement of use of the Equipment in service to the CARRIER, CARRIER shall provide CONTRACTOR a receipt evidencing such status.

     (b) When such use in service of CARRIER is terminated, CONTRACTOR shall provide a receipt to CARRIER evidencing such status, unless this Agreement is terminated through breach by CONTRACTOR, in which case no receipt is required, and end of use by CARRIER of the Equipment shall occur simultaneously with such breach.

     (c) Authorized representatives of CARRIER and CONTRACTOR may give and receive receipts required under this paragraph.

TERM

     This Agreement shall commence as of the date first above written and shall be for a minimum of thirty days and shall end when CARRIER directs by written notice that CONTRACTOR's services are no longer required or when CONTRACTOR, by written notice, advises CARRIER that services no longer will be provided.

USE OF EQUIPMENT

     CONTRACTOR acknowledges that CARRIER is subject to the regulatory authority of the Intrastate Commerce Commission, and that 49 C.F.R. ss. 1057.12(c) and comparable state regulations require that the Equipment may only be operated in the service of CARRIER during the term of this Agreement, except when subleased by CARRIER or trip leased by CONTRACTOR in accordance with such regulations and this Agreement. CARRIER and CONTRACTOR agree to be bound by all rules and regulations of any appropriate regulatory agency applicable to the operations performed under this Agreement. CONTRACTOR agrees that the Equipment shall be operated only by the CONTRACTOR or its agents or employees. It is expressly understood and agreed between the parties that this Agreement does not require the assignment of any particular load, run or trip to any vehicle described in Schedule A nor does this Agreement commit CARRIER to use the Equipment if it does not desire or require its use.

INSPECTION

     CONTRACTOR warrants that all Equipment to be used in the performance of its duties and obligations as set forth in this Agreement and the drivers therewith furnished are in compliance with, and during the term of this Agreement shall continue to be in compliance with, rules and regulations of any regulatory body having jurisdiction including, but not limited to, 49 C.F.R. 383, 391, 392, 393 and 395, and any and all applicable CARRIER specifications and shall be so maintained at CONTRACTOR's expense during the term of this Agreement. CONTRACTOR agrees to submit the Equipment for inspection whenever requested to do so in order to assure compliance with this paragraph, and to furnish CARRIER, not less frequently than once every sixty (60) days, all records, information and documents pertaining to the Equipment and CONTRACTOR's drivers required to be maintained in compliance with such regulations and this agreement. Such documents will include CARRIER's bill of lading, delay or irregular service reports. Customs documents, accident reports, spill or contamination reports, weight tickets, and required safety and maintenance inspection reports. In the event CARRIER should reject the Equipment or driver for failure to comply with this paragraph, CARRIER shall have no liability for compensation or otherwise to CONTRACTOR. CARRIER shall have the right to halt the movement of any vehicle used by CONTRACTOR in the performance of its duties and obligations hereunder for infraction of any safety rules and regulations and for routine safety inspections and to require CONTRACTOR to prevent any non-qualifying driver from performing services for CONTRACTOR on behalf of CARRIER under this agreement.

CONTRACTOR COMPENSATION

     CARRIER agrees to pay CONTRACTOR as compensation for its services under this Agreement in accordance with Schedules C and/or D attached hereto and made a part hereof as amended from time to time by written notice by CARRIER. Compensation payments made to CONTRACTOR under terms of this Agreement shall be made within fifteen (15) days of submission of all completed paperwork, limited to log books required by the Department of Transportation and those documents necessary for CARRIER to secure payment from the shipper for transportation services performed, and as provided by 49 C.F.R. ss. 1057.12. It will be the CONTRACTOR's responsibility to assure that all documents necessary to secure payment from shipper are submitted to CARRIER. CONTRACTOR agrees that the tank cleaning and/or waste disposal and/or insurance revenues included in the gross revenues shall be deducted from the gross revenue before applying the percentage to be paid to the CONTRACTOR as compensation under this Agreement and attached Schedules. Compensation may be offset when any outstanding obligations due CARRIER from CONTRACTOR under the terms of this Agreement have not been paid. The obligations shall include, but not be limited to, fuel, parts and maintenance and any other advances, services or purchases secured from CARRIER by CONTRACTOR.

     CONTRACTOR will be supplied with a computer-generated earning statement providing rate information at the time of settlement. CARRIER will provide documentation for all deductions made from CONTRACTOR's compensation in the form of written explanation and itemization. In the event that CARRIER should error in billing its customer and at a later date correct such errors, thereby causing modification of CONTRACTOR's settlement, CONTRACTOR hereby agrees to accept such modification when the modified freight charge is properly applicable to the shipment in question. CONTRACTOR has the right to examine copies of all actual supporting documents for earning statements and deduction explanations at a reasonable time agreed to by both parties.

CHARGEBACK ITEMS AND PAYMENT OF EXPENSES

     Unless otherwise provided herein, CONTRACTOR agrees to pay all expenses of its operations under this Agreement including, by way of illustration only, expenses to repair and maintain the Equipment in at least as good condition as required by those regulatory agencies having jurisdiction and by the insurance company carrying the insurance risk on any described vehicle, expenses of fuel, fuel taxes, oil, grease, road and other tolls, empty mileage, detention and accessorial services, mileage taxes, expenses of drivers and other employees of CONTRACTOR, health, welfare and pension costs, and taxes of any kind assessed against CONTRACTOR.

     CONTRACTOR shall obtain, at its own expense, all base plates, license tags, drivers licenses, fees and permits required by any municipal, state or federal law for the Equipment except such fees for certificates of authority where it is mandatory that the certificate be issued in the name of CARRIER pursuant to the regulations of the Interstate Commerce Commission or appropriate state regulatory bodies. CONTRACTOR shall operate said Equipment in compliance with all applicable municipal, state or federal laws and the rules and regulations of any regulatory body having jurisdiction. CARRIER shall not be responsible for return of unused portions of any items.

     CARRIER is under no obligation to advance to CONTRACTOR any sum against expected compensation to CONTRACTOR for any trip performed by CONTRACTOR under the terms of this Agreement. If CARRIER, in its sole discretion, chooses to make an advance, the advance will be deducted from compensation due CONTRACTOR.

     It is further understood, except as herein set forth, in the event CARRIER pays any of the items set forth in this Section or under "Maintenance of Trailers" hereafter, the amount thereof paid by CARRIER shall be deducted from compensation due CONTRACTOR under this Agreement.

     The parties agree that, in addition to any other right, remedy or claim CARRIER may have, CONTRACTOR shall pay CARRIER $25.00 per day for each day that CONTRACTOR or CONTRACTOR's driver is in substantial non-compliance with this Agreement or any terms and conditions of any agreement which may have been entered into by CARRIER with CARRIER's customers for which CONTRACTOR is performing the transportation services. Additionally, CONTRACTOR shall pay CARRIER $25.00 per day for CONTRACTOR's failure to return CARRIER's property, including but not limited to, all identification devices or placards, Qualcomm satellite tracking device, company trailer, hoses and fittings.

     CARRIER shall make all necessary arrangements to provide and install, at CARRIER's expense, a Qualcomm Computer/Satellite Tracking Device for each power unit leased to CARRIER by CONTRACTOR. CONTRACTOR shall be responsible for the timely return of each such device upon the termination of this Agreement. Likewise, CONTRACTOR agrees to pay CARRIER a weekly rental fee of $________ for each such device provided by CARRIER. if the device is lost, damaged or not returned upon request of upon the termination of this Agreement, Contractor agrees to reimburse Carrier $________ for replacing the device, together with all collection costs, including attorney's fees. As an alternative to obtaining the device from CARRIER, CONTRACTOR may maintain its own similar device, provided such device is compatible with CARRIER's computer/satellite tracking system.

DRIVERS

     Subject to the provision of this Agreement, CONTRACTOR shall hire only qualified, competent and experienced drivers, helpers or other employees in the performance of its obligations under this Agreement and CARRIER shall have no right to direct or control their employment, discharge or the manner in which they perform their duties for CONTRACTOR nor shall CARRIER have any responsibility for their compensation; provided, however, CARRIER reserves the right to require CONTRACTOR to prevent any driver from performing services for CONTRACTOR on behalf of CARRIER under this Agreement who does not meet those qualifications set forth in this Agreement. In addition, CONTRACTOR, in the judgment of CARRIER, expressly acknowledges and agrees that, in the performance of its obligations under this Agreement, it will utilize only those drivers who at all times satisfy and qualify under the policy rules and requirements of CARRIER, as amended or enacted from time to time by CARRIER in its sole discretion upon written notice to CONTRACTOR ("Policy Rules"); and that it will at all times cause its drivers to comply with the Policy Rules in the performance of CONTRACTOR's obligations under this Agreement.

     CONTRACTOR shall furnish CARRIER with drivers logs, certificate of physical examination, and other documents as may be now or hereafter required by law or government regulation including, but not limited to, 49 C.F.R. 383, 391 and 395. Failure to furnish any of these required documents or results shall be grounds for immediate termination by CARRIER without further liability.

IDENTIFICATION

     49 C.F.R. ss. 1058 and comparable state regulations require that Equipment be identified as being operated in the service of CARRIER. To comply with such regulations, CARRIER shall furnish to CONTRACTOR a placard or decal containing such identification as is required by such regulations. CONTRACTOR agrees to attach same to the Equipment, placed in compliance with uniform company standards and policy, immediately upon acceptance of the Equipment by CARRIER.

     CONTRACTOR agrees that any painting, lettering or other marking of the Equipment to comply with these identification requirements and removal of same shall be at CONTRACTOR's expense.

     CONTRACTOR agrees to immediately remove such placard, decal or marking as well as any permits in the CARRIER's name upon the termination of this Agreement and CARRIER may withhold payment pending proof of confirmation of such removal.

     CARRIER shall keep a list of all Equipment showing the name of CONTRACTOR, date and length of Agreement and any restrictions. The original Agreement shall be kept on file at CARRIER's principal office.

MAINTENANCE OF TRAILERS

     In the event any of the Equipment shall be used to draw, pull, move or transport semi-trailers owned and leased by CARRIER, CONTRACTOR agrees to use such semi-trailers in a careful and competent manner and to return such semi-trailers to the possession of CARRIER upon termination of this Agreement, or upon demand of the CARRIER, in the same condition as received, less ordinary wear and tear. In addition to its other obligations hereunder, CONTRACTOR shall be responsible to the CARRIER for the first $2,000 of any damage, however caused, to said semi-trailer occurring while in the custody or under the direction of the CONTRACTOR.

INSURANCE

     49 U.S.C. ss. 10927 requires that CARRIER will maintain public liability and property damage and cargo insurance naming CARRIER as the insured, for the Equipment and its cargo while operating in the service of the CARRIER from and to points under the terms of this Agreement.

     All other insurance covering the Equipment during the time it or they are operated under this Agreement if any, or otherwise shall be obtained by CONTRACTOR at CONTRACTOR's expense; and such insurance shall be considered as the primary insurance to any insurance carried by the CARRIER.

BILLS OF LADING

     It is agreed that during the term of this Agreement while the Equipment is being operated in the service of the CARRIER hereunder, the Bills of Lading, Waybills, Freight Bills, Manifests or other papers identifying the lading carried on the Equipment shall be those of the CARRIER or as authorized by the CARRIER.

INDEMNIFICATION

     CONTRACTOR covenants and agrees to indemnify, defend and hold harmless CARRIER (a) from and against any and all claims brought against CARRIER and any and all liabilities incurred by CARRIER for or on account of bodily injury or property damage to persons in any manner caused by, incident to or growing out of any act or omission of CONTRACTOR and its employees arising out of the ownership, maintenance, use or operation of the Equipment or out of the conduct or CONTRACTOR's business, including, without limitation, any violation or alleged violation by CONTRACTOR or its employees or any Federal, state or local laws regarding industrial hygiene, toxic waste discharge, or other environmental regulations; (b) from and against any loss or damage to any property or merchandise tendered for shipment hereunder which occurs while such properly or merchandise is in possession of CONTRACTOR; and (c) from and against any claims brought against CARRIER arising out of breaches or alleged breaches of agreements between CONTRACTOR and any third parties (including, but not limited to, employees of CONTRACTOR); (d) from and against any fines, penalties or forfeitures imposed or levied as a result of the operation or use of the vehicles in violation of any law, rule, regulation or similar enactment. Except where violation results from the acts or omissions of the CONTRACTOR, CARRIER shall assume the risks and costs of fines for overweight and oversized trailers when trailers are preloaded, sealed or the load is containerized by other than CONTRACTOR, or when the trailer or lading is otherwise outside the CONTRACTOR's control, and for improperly permitted overdimension and overweight loads and shall reimburse the CONTRACTOR for any such fines paid by the CONTRACTOR. CONTRACTOR hereby agrees that when assigned to any trailer or lading that was loaded outside of its control, the CONTRACTOR or its driver will ensure that all regulations regarding dimensions and weight are complied with. CONTRACTOR further agrees that if in violation of any regulation, it will notify the CARRIER immediately and will not proceed without instructions and that failure to notify CARRIER will constitute an omission on the part of the CONTRACTOR and the CONTRACTOR will assume the risks and costs for violations. CARRIER agrees to pay all fines and penalties for inadequacies in the Certificate of Authority where it is mandatory that the certificate be issued in the CARRIER's name.

     CONTRACTOR shall pay for and defend, indemnify and hold CARRIER harmless for the first Two Thousand Dollars ($2,000.00) for each claim involving any loss, damage, fines, expense, including reasonable attorney's fees, action and claim arising out of, or in connection with, any accident deemed by CARRIER to have been preventable by the operator of the equipment, the cleaning up of any accident, or any spills or contamination claims involving the equipment or the services provided by CONTRACTOR or its drivers.

     CONTRACTOR understands and agrees that it is responsible for any lading accepted for transportation by CONTRACTOR, and for the loading and delivery thereof to, and the unloading thereof at destination, and that it will reimburse CARRIER for any expense or loss suffered by CARRIER by reason of shortage, spilling or contamination and/or failure to properly deliver the same, including any residue or heel disposal as a result of the CONTRACTOR's negligence. All deductions from settlements will be itemized on CONTRACTOR's settlement statement.

     It is understood that CONTRACTOR assumes all risk of loss or damage to the Equipment and to all parts, accessories, materials and supplies furnished by CONTRACTOR hereunder, and CARRIER shall be under no liability for loss and damage thereto.

     It is further agreed that if CARRIER is required to pay for any loss or damage caused by CONTRACTOR, its servants, agents, or employees or CARRIER is required to perform any obligations required of CONTRACTOR under this Agreement, that CONTRACTOR shall be fully obligated therefor and such costs and expenses shall be deducted by CARRIER from any monies due or thereafter becoming due to CONTRACTOR.

ASSIGNMENT AND SUBLEASING

     CARRIER may sublease the Equipment to the extent permitted by 49 C.F.R. ss. 1057, or comparable applicable state laws and regulations, subject to the provisions hereof. CARRIER and, with CARRIER's prior written consent, CONTRACTOR may assign this Agreement.

LABOR DISPUTES

     CONTRACTOR hereby agrees that should it become involved in a labor dispute with its employees, it will immediately report this fact to CARRIER. If such labor dispute interferes or tends to interfere with the CONTRACTOR's operations for CARRIER, then CONTRACTOR agrees to continue its operation for CARRIER utilizing other employees not involved in the labor dispute. Should CONTRACTOR fail to meet its obligations under this section, this Agreement shall be subject to immediate cancellation by CARRIER without notice or penalty.

DEFAULT

     If CONTRACTOR breaches the terms of, or fails to perform its obligations under this Agreement, in addition to its other rights and remedies hereunder CARRIER shall have the right to receive from and be reimbursed by CONTRACTOR for cost or damage CARRIER incurs as a result of such breach or failure, including consequential or incidental damages. The aforesaid costs and damages may be set off against any compensation due CONTRACTOR under this Agreement.

TERMINATION

     Upon termination of this Agreement, CARRIER shall have the right to withhold payment of any and all compensation due and owing CONTRACTOR until sufficient time has elapsed for payment of all CONTRACTOR's obligations hereunder. To the extent required by regulations of the Interstate Commerce Commission or other applicable law, a final accounting will be issued by CARRIER to CONTRACTOR within forty-five (45) days of termination, or such greater period as permitted by the regulations.

INTERPRETATION OF AGREEMENT

     This Agreement shall for all purposes be governed by and interpreted under the internal laws of the Commonwealth of Pennsylvania, without regard to conflict or choice of law rules.

AGREEMENT

     This Agreement shall be binding upon and inure to the benefit of the CONTRACTOR, its heirs, representatives, successors and assigns, and upon CARRIER, its successors, assigns and sublessees.

     This Agreement supersedes and cancels any and all other agreements that may now be in effect between CONTRACTOR and CARRIER with respect to the Equipment as amended from time to time.

     This Agreement and any Schedules attached hereto and made a part hereof constitutes the entire agreement between the parties, which may only be modified in writing, signed by an officer or authorized representative of the parties. Any verbal agreements between the parties shall have no force or effect.

     IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have affixed their hands and seals on the date first above written.

CONTRACTOR

By: ____________________________________________________________________________

Title: _________________________________________________________________________

Witness: _______________________________________________________________________


CARRIER

By: ____________________________________________________________________________

Title: _________________________________________________________________________

Witness: _______________________________________________________________________

                                  SCHEDULE "A"


                            LIST OF LEASED EQUIPMENT




                        LICENSE                        OWNER'S     CARRIER'S      EFFECTIVE DATE
SERIAL NO.     MAKE     NUMEBR      MODEL     YEAR     UNIT NO.    SERIAL NO.      UNDER LEASE


                                   SCHEDULE B



     The CONTRACTOR must maintain at all times the following insurance coverage and provide CARRIER evidence of such coverage at each renewal, upon change in coverage or insurer, or upon demand.

     (1) WORKERS COMPENSATION; for all CONTRACTOR's employees satisfying the applicable statutory requirements for such insurance.

     (2) OCCUPATIONAL ACCIDENT; if a CONTRACTOR is and individual or a GENERAL PARTNERSHIP in which all of the partners are drivers and such individual or partnership is not legally required to be covered by Workmen's Compensation Insurance satisfying the requirements in (1) above, then Occupational Accident Insurance covering CONTRACTOR or the parties thereof, if applicable, providing the scope and amount of coverage substantially similar to the otherwise applicable Workmen's Compensation insurance in (1) above. Occupational Accident insurance is not sufficient for any driver who is not the named Contractor (or a General partner thereof) or who is an employee or a Contractor.

     (3) PURE BOBTAIL INSURANCE; for each unit included on Schedule A of this agreement with a minimum coverage of $1,000,000 for personal injury and property damage for any single occurrence.

     CARRIER must be named as a Certificate Holder with respect to all insurance maintained by CONTRACTOR with respect to its activities performed pursuant to, or equipment leased under, this Agreement, including the insurance set forth above, and Certificates of such insurance provided to, and maintained with, CARRIER at all times during the term of this Agreement.

                                  SCHEDULE "C"
                                RENTAL PAYMENTS

                                                         Date: _________________

     To be attached to and made part of the Independent Contractor Service Agreement between "CARRIER" and ________________________________________________
_________________, ("OWNER") dated _______________________.

     1. RENTAL CARRIER agrees to pay OWNER as rental for equipment and drivers by this agreement on the following basis:

        a. Liquids, including Dry Bulk Chemicals: _______________________

        b. Cement:                                _______________________

        c. Other:                                 _______________________

Application of percentages will be based on revenue received by the CARRIER under tariffs in force exclusive of the following:

     Charges for spotting trailers, cleaning and/or steaming trailers, extra hose, nozzle, burner, trailer mounted pumps and meters and requests for special equipment by shipper (Rule 315).

On reloadable loads of greater than 600 tariff mile length of haul, Independent Contractor percentage will be calculated on a maximum $2.60 per tariff mile rate.

All toll charges that are billed outside of the linehaul rate & received from the customer will be paid 100% to the Independent Contractor.

2. EXCEPTIONS:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DATE:                            SIGNATURE:
________________________________________________________________________________

                                  SCHEDULE "D"
                        DEDUCTION FROM LINEHAUL CHARGES
                       FOR TANK CLEANING, WASTE DISPOSAL


To be attached to and made part of the Independent Contractor Service Agreement between "CARRIER" and _________________________________________________("OWNER")
dated _______________________.

        OWNER agrees that the tank cleaning and/or waste disposal costs included in the gross linehaul revenues shall be deducted from the gross revenue before applying the percentages to be paid to the OWNER as rental under the leased agreement and attached schedules.

        Receipt of this schedule is hereby acknowledged.

        The effective date of this schedule is _________________________

        Signed _________________________________________________________

SCHEDULE E

The Carrier shall require the Contractor to maintain an Escrow Fund with the Carrier and in the base amount of two thousand dollars ($2,000). The base amount of the Escrow Fund is for the purpose of settling amounts which the Contractor may owe the Carrier under this agreement at the time of termination. The Escrow Fund shall be funded through the deduction of fifty dollars ($50) from each settlement under this agreement until the full two thousand dollars ($2,000) has been deposited. While the Escrow Fund is in the control of the Carrier, the Carrier shall provide an accounting to the Contractor of any transaction involving the Escrow Fund by clearly describing such transaction in writing to the Contractor at the time of settlement.

While the Escrow Fund is under the control of the Carrier, the Carrier shall pay interest on the Escrow Fund on a quarterly basis at a rate equal to the average yield on ninety-one (91) day thirteen (13) week treasury bills, as established in the weekly auction by the U.S. Department of Treasury, as determined on the first day of the calendar quarter with respect to which such interest payment is made.

An opportunity to utilize the Escrow account as a savings vehicle will be permitted once the two thousand dollar ($2,000) required amount has been reached. A separate explanation of that opportunity will occur when the two thousand dollar ($2,000) has been reached.

Escrow Funds shall be repaid upon the prompt return by the Contractor of all signs, licenses, permits, notices, tax cards, operating authority, equipment and other paperwork and property belonging to the Carrier. The amount of Escrow Funds may be reduced to reflect expenses incurred by the Carrier, with respect to any efforts undertaken by the Carrier to seek return of such items. Any such reduction shall be accounted for in full in the final accounting period provided by the Carrier.

Within forty-five (45) days from the termination of this agreement, the Carrier shall return to the Contractor all amounts remaining in such Escrow Funds after the deduction of any amounts owed by the Contractor to the Carrier. Final disbursement of such Escrow Fund shall be accompanied by an accounting which the Carrier shall provide to the Contractor at the time of the settlement, following any transaction involving the Escrow Fund at the time of final disbursement of said fund. The Contractor may make a written request for an accounting at any time, and such accounting shall be provided within seven (7) days from the Carrier's receipt of request.



                                       Signature ___________________________
                                                   Independent Contractor

                            CARRIER POLICY STATEMENT

Chemicals used at tank cleaning facilities can cause damage to your tractor exteriors. In order to avoid damage to your equipment, "CARRIER" is recommending that you unhook from your trailer and move a safe distance away during the washing process. The "CARRIER" is also advising that it is the individual leased operators responsibility to protect his equipment and that "CARRIER" will not be responsible for damage incurred within the immediate area of a tank wash facility.






Acknowledgement:

Name _____________________________

L/O Number _______________________

Date _____________________________

UNIT NO ________________

                                WISCONSIN RIDER

Attached to and made a part of the Independent Contractor Service Agreement. Pursuant to the provisions of Chapter PSC 60.03 (2), the parties that notwithstanding any provision contained herein, which might be construed otherwise, the lessee shall have exclusive possession, control and use of the said equipment when operated in its service; and during the period the vehicle is operated in its service, lessee assumes full responsibility to the public, the shippers, and to all State and Federal regulatory bodies or authorities.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have affixed their hands and seals this _________________ day of _____________, 19 ___.




                                             _________________________________
                                                                       Lessor

                                            / / CHEMICAL LEAMAN TANK LINES, INC.
                                            / / Leaman Dedicated


                                            By: ______________________________

                                                                        Lessee